UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2021 is filed herewith.

EAGLE POINT
INCOME COMPANY

FIRST HALF 2021
STOCKHOLDER LETTER AND SEMIANNUAL REPORT

NYSE SYMBOL: EIC

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Income Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2021.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). We focus on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent). In addition, the Company may invest up to 35% of its total assets (at the time of investment) in CLO equity securities. The Company may also invest in other securities and instruments that are consistent with our investment objectives.

While the CLO market continues to command attention from investors worldwide, we believe the CLO market, and CLO junior debt in particular, remains inefficient and attractive. In less efficient markets, specialization matters and the Company benefits from the investment experience of Eagle Point Income Management LLC (our “Adviser”), which applies its proprietary, private equity style investment process to this fixed income market. This process seeks to maximize returns while mitigating potential risks. We believe the scale and experience of our Adviser and its affiliates in CLO investing provides the Company with meaningful advantages.

The Company has had a strong start to the year. For the six months ended June 30, 2021, the Company had an increase in net assets resulting from operations of $6.0 million, or $0.98 per weighted average common share1 (inclusive of unrealized gains). This represents a return on our common equity of approximately 5.89% for the six months ended June 30, 2021.2 From December 31, 2020 through June 30, 2021, the Company’s NAV increased 2.9% from $16.89 per common share to $17.38. During this period, we paid $0.4950 per share in cash distributions to our stockholders.

Given the strength of the Company’s recent financial performance and management’s confidence in the Company’s future outlook, the Company has raised its quarterly distributions three times in 2021, and effective October 2021, is paying common stockholders $0.12 monthly per share, a 50% increase from where the monthly distribution stood at the beginning of the year. Additionally, the Company recently made the decision to increase the portfolio’s CLO equity exposure up to 35% of its total assets (at the time of investment), in an effort to further enhance the Company’s earning ability.

All of our CLO equity and debt holdings continue to pay as scheduled. Despite the significant decline in LIBOR, our cash collections were ahead of pre-pandemic levels during the first half of 2021. Cash flows from our investment portfolio during the first half of 2021 totaled $5.9 million, or $0.96 per weighted average common share.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of letter.

Not Part of the Semiannual Report	1

For the quarter ending June 30, 2021, recurring cash flows were $3.0 million, or $0.48 per weighted average common share, exceeding total expenses and our common distribution by $0.09 per weighted average common share.

As of June 30, 2021, the weighted average remaining reinvestment period of our CLO debt and equity portfolio stands at 2.4 years.

As of July 31, 2021, we have $3.8 million in cash and available borrowing capacity on our balance sheet. We believe our portfolio continues to provide long-term fundamental value, and believe the increased exposure to CLO equity will further enhance the portfolio’s earning ability. The weighted average expected yield of our CLO junior debt and equity portfolio, based on market value, was 10.0% as of June 30, 2021.

As of July 31, 2021, management’s unaudited estimate of the range of the Company’s NAV per common share was between $17.44 and $17.48. The midpoint of this range represents an increase of 0.5% compared to the NAV per common share as of June 30, 2021.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “EIC.” As of June 30, 2021, the NAV per share of the Company’s common stock was $17.38. The trading price of our common stock may, and often does, differ from NAV per share.

The closing price per share of our common stock was $16.18 on June 30, 2021, representing a 6.9% discount to NAV per share as of such date.3

As of July 31, 2021, the closing price per share of common stock was $16.49, a discount of 5.6% compared to the midpoint of management’s unaudited and estimated NAV range of $17.44 to $17.46 as of July 31, 2021. We are keenly aware that our common stock is trading at a discount to NAV and believe our multiple distribution increases together with other actions we can take in respect of the Company’s portfolio and balance sheet will help close this discount.

During the six months ended June 30, 2021, the Company declared and paid to common stockholders aggregate distributions totaling $0.4950 per share of common stock.

For the quarters ended March 31, 2021 and June 30, 2021, the Company recorded $0.32 and $0.28 per weighted average common shares, respectively, in quarterly net investment income and realized capital gains. Both of those figures were comfortably above the prevailing quarterly distribution run-rates at the time.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of letter.

Not Part of the Semiannual Report	2

Given the strength of the Company’s recent financial performance and management’s confidence in its future outlook, the Company has raised its distribution three times in 2021. First, our monthly distribution in April 2021 was increased to $0.085 per common share. Effective July 2021, our monthly distribution was raised an additional 6% to $0.09 per common share. Finally, beginning October 2021, our monthly distribution will be raised another 33% to $0.12 per common share.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price. If the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Leverage

As of June 30, 2021, we had $28.4 million in outstanding borrowings from the Company’s $30 million revolving credit facility, representing leverage of 21.1% of total assets. Over the long term, management expects the Company to operate under normal market conditions generally with leverage between 25% and 35% of total assets. Based on applicable market conditions or should significant opportunities present themselves, the Company may incur leverage in excess of this amount, subject to regulatory and contractual limits.

Monthly Common Distributions

The Company declared three monthly distributions of $0.08 per share of common stock from January 2021 through March 2021, three monthly distributions of $0.085 per share of common stock from April 2021 through June 2021, three monthly distributions of $0.09 per share of common stock from July 2021 through September 2021, and three monthly distributions of $0.12 per share of common stock from October 2021 through December 2021. The Company paid a cumulative $0.585 per share of common stock in 2021 as of July 31.4

We intend to continue declaring monthly distributions on shares of our common stock, although we note that the actual frequency, components and amount of such distributions are subject to variation over time.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of letter.

Not Part of the Semiannual Report	3

Portfolio Overview

First Half 2021 Portfolio Update

For the six months ended June 30, 2021, the Company generated NII and realized capital gains on investments from our portfolio of $3.7 million, or approximately $0.60 per weighted average common share.

For the six months ended June 30, 2021, the Company made 12 new CLO debt and equity investments with total purchase proceeds of approximately $24.7 million. The CLO debt purchased had a weighted average yield of 8.1% at the time of purchase. The CLO equity securities that we purchased had a weighted average effective yield (“WAEY”) of 15.3% at the time of purchase.

As of June 30, 2021, we had 47 CLO investments in our portfolio, the large majority of which are BB-rated (or the equivalent) CLO debt. The WAEY on the aggregate portfolio of CLO debt and equity investments was 9.6%, based on amortized cost, as of such date.

Our Adviser continues to evaluate attractive investment opportunities on our behalf both in the primary and secondary markets. Maintaining exposure to varied CLO vintage periods remains an important part of our investment approach.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the investments that we held, as of June 30, 2021.

Market Overview

Loan Market

Senior secured loans to larger US companies comprise the vast majority of our CLOs’ underlying portfolios. The Credit Suisse Leverage Loan Index5 (“CSLLI”), a broad index tracking the corporate loan market, generated a total return of 3.48% in the first half of 2021.

For the first half of 2021, the S&P 500 Index and Merrill Lynch High Yield Master II Index6 generated returns of 15.25% and 3.70%, respectively.

Loan market technicals remained strong through the second quarter as evidenced by the steady rise in prices. While loan prices have increased over eight points in the last 12 months, at the end of June, 74% of the loan market was trading below par. As of July 31, over 88% of the loan market was trading at a discount. For CLOs, this translates into attractive trading opportunities to rotate and reinvesting par prepayments into discounted loans within current portfolios. New portfolios can be ramped at attractive levels and loan repricing activity has been limited.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of letter.

Not Part of the Semiannual Report	4

Retail demand for floating rate instruments continued at a healthy pace through the first half of 2021 as investors rotated into floating rate assets, seeking protection against potential interest rate risk. According to J.P. Morgan7, for the first half of 2021, mutual funds and ETFs investing in U.S. leveraged loans contributed net inflows of $28 billion, compared to $22 billion of outflows for the same period in 2020.

The total size of the loan market rose about 10% in the first half of 2021. According to LCD, total institutional loan issuance in the first half of 2021 was a record $330.8 billion, more than double the issuance for the same period in 2020, while total institutional loans outstanding stood at $1.3 trillion as of June 30, 2021, above the $1.2 trillion mark as of December 31, 2020. Loan repayments totaled $173.9 billion during the same period.

Rating agency activity remained skewed towards upgrades, with June seeing the highest ratio of net upgrades to downgrades recorded in the last 10 years. Loan defaults and distressed exchanges in the first six months hit a 10-year low. The par-weighted default rate finished the first half of 2021 at 1.25%, compared to 3.23% as of June 30, 2020 and the long-term default rate of 2.9%, according to LCD.8 Given the economic recovery, major banks have lowered projections for near-term default forecasts to as low as 0.65%, levels not seen since April 2012. As of June 30, 2021, our underlying exposure to defaulted loans was only 0.2%.

While many corporate borrowers have taken advantage of the strong demand for loans and more flexible terms to refinance their existing debt, repricing activity remained muted during the second quarter. Importantly, borrowers that have refinanced have also been able to extend loan maturity dates. Only 4.5% of the loans in our underlying loan portfolio mature prior to 2024.

CLO Market

The CLO market continued to set new records, driven by the favorable combination of lower CLO liability costs and attractive loan spreads. Total new US CLO issuance in the first half of 2021 was $82 billion, well above the $36 billion of issuance in the prior-year period. In addition, refinancing and reset activity have contributed historically high volumes of $67 billion and $70 billion for the first half of 2021. This $219 billion of primary activity is more than double 2020’s full year supply, and exceeds all prior readings over a similar time period.

The CLO new issue market has steadily met the strong pace of institutional loan issuance this year, muting potential fears of a supply/demand imbalance. Indeed, despite the surge in loan issuance, loan spreads have only modestly tightened and the cost of financing for new issue CLOs has held firm at post-crisis spread levels, driving the heavy month-over-month pipeline for new CLO issuances, resets and refinancings. AAA spreads for newly created CLOs priced at a disciplined average of 115 bps over LIBOR during the second quarter. In fact, primary CLO liabilities were tighter on June 30 compared to where they started the year.

Resets and refinancing kept an elevated pace in the second quarter. While resets and refinancings typically price slightly above new issue levels, new funding costs are very much “in-the-money” and have remained the most active part of the CLO market, representing 60-70% of total supply.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of letter.

Not Part of the Semiannual Report	5

The forward-looking pipeline remains robust with over 80% of CLOs exiting their non-call periods by year end.

Recall that while the cost of a reset is typically higher than a refinancing, the value of extending the life of a CLO’s reinvestment period is significant in our view. In a reset, the equity class can typically direct an extension of the reinvestment period, typically for a new 5-year period and importantly, avoid the costly process of assembling a new portfolio of loans (which can take time, particularly when loans are scarce), while also potentially lowering the cost of debt.

The process for refinancing a CLO is overall less burdensome, but can also capture meaningful savings. Following the non-call period, the equity class can typically direct a refinancing of some or all of the CLO liabilities. This typically occurs when the market rate for CLO debt has tightened since the time of original issuance. In general, we believe it is cost effective for a CLO to refinance at a cost savings of at least 15 bps (on AAAs).

As we think about full year 2021, our Adviser now expects approximately $135 billion of primary CLO issuance, along with approximately $125 billion of resets and $110 billion of refinancing transactions over the course of the year.

Fundamentals within the CLO market have continued to improve alongside the broader economic recovery. Ratings upgrades (for both underlying loans and CLO tranches), muted loan defaults and repricings, and a consistent rebound in loan prices have contributed to positive metrics within CLO portfolios. For CLO equity, cash flows have remained robust, the benefit of LIBOR floors remains intact, and opportunities to lower liability costs have contributed to net an attractive “CLO arbitrage”.

As we look ahead into the second half of 2021, we continue to see favorable tailwinds and remain highly constructive on the Company’s portfolio.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s NII and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of the Company’s NAV per share of common stock, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses per share for the applicable quarter, if available.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of letter.

Not Part of the Semiannual Report	6

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $17.44 and $17.48 as of July 31, 2021. The midpoint of this range represents an increase of 0.5% compared to the NAV per common share as of June 30, 2021.

On July 30, 2021, the Company paid a monthly distribution of $0.09 per common share to stockholders of record on July 12, 2021. As previously announced, the Company declared distributions of $0.09 per common share payable on each of August 31, 2021 and September 30, 2021 to stockholders of record on August 11, 2021 and September 10, 2021, respectively; and distributions of $0.12 per common share payable on October 29, 2021, November 30, 2021 and December 31, 2021 to stockholders of record on October 12, 2021, November 10, 2021 and December 13, 2021, respectively.

As of July 31, 2021, the Company had $3.8 million of cash available for investment, inclusive of the undrawn commitment in the revolving credit facility.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders, and we believe the actions we are taking regarding monthly distributions and our approach to the Company’s portfolio construction and balance sheet matters will help maximize value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski
Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2021. The views and opinions in this letter were current as of July 31, 2021. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of letter.

Not Part of the Semiannual Report	7

ABOUT OUR ADVISER

Eagle Point Income Management LLC is a specialist asset manager focused exclusively on investing in CLO Securities and related investments. As of June 30, 2021, our Adviser has approximately $5.2 billion of assets under management (inclusive of undrawn capital commitments).9

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.
[2]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.
[3]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.
[4]	The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV.
[5]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[6]	The Merrill Lynch US High Yield Master II Index tracks the performance of US dollar-denominated below investment grade corporate debt publicly issued in the US domestic market.
[7]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2021 reports).
[8]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.
[9]	Calculated in the aggregate with its affiliate Eagle Point Credit Management LLC.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of letter.

Not Part of the Semiannual Report	8

Page Intentionally Left Blank

Eagle Point Income Company Inc.

Semiannual Report – June 30, 2021

Please see footnote disclosures on page 3.

1

Important Information about this Report and Eagle Point Income Company Inc.

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2021. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

2

Notes

Note: Amounts are rounded and therefore totals may not foot.

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of June 30, 2021. Cash and borrowing capacity represents cash net of pending trade settlements and includes available capacity on the Company’s credit facility as of June 30, 2021. Borrowings under the credit facility are subject to applicable regulatory and contractual limits.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO,” and other related investments held by the Company as of June 30, 2021 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2021 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, June 2021 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2021 and this data may not be representative of current or future holdings. The weighted average remaining CLO reinvestment period information is based on the fair value of CLO equity and debt investments held by the Company at the end of the reporting period.
[3]	Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and related investments.
[4]	The weighted average OC cushion senior to the security is calculated using the BBB OC cushion for all BB-rated CLO debt securities in the portfolio and the BB OC cushion for all other securities in the portfolio, in each case as held on June 30, 2021.
[5]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).
[6]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[7]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 6.2%.

3

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, and other related investments held by the Company as of June 30, 2021 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2021 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 6/30/2021)[1]

Cash and Borrowing Capacity: $1.6 million[1]

Summary of Underlying Portfolio Characteristics (as of 6/30/2021)[2]

Number of Unique Underlying Loan Obligors	1,327
Largest Exposure to an Individual Obligor	0.91%
Average Individual Loan Obligor Exposure	0.08%
Top 10 Loan Obligors Exposure	6.26%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[3]	98.21%
Weighted Average OC Cushion Senior to the Security[4]	4.69%
Weighted Average Market Value of Loan Collateral	98.50%
Weighted Average Stated Loan Spread	3.51%
Weighted Average Loan Rating[5]	B+/B
Weighted Average Loan Maturity	4.9 years
Weighted Average Remaining CLO Reinvestment Period	2.4 years

Please see footnote disclosures on page 3.

4

Top 10 Underlying Obligors[2]

Obligor	% of Total
Cablevision	0.9%
Asurion	0.8%
Numericable	0.7%
TransDigm	0.6%
American Airlines	0.6%
CenturyLink	0.6%
United Airlines	0.5%
Virgin Media Investment Holdings	0.5%
Univision Communications	0.5%
Citadel Securities	0.5%
Total	6.3%

Top 10 Industries of Underlying Obligors[2,6,7]

Industry	% of Total
Technology	9.5%
Health Care	9.3%
Publishing	7.4%
Financial Intermediaries	6.3%
Telecommunications	5.1%
Diversified/Conglomerate Service	4.6%
Lodging & Casinos	4.1%
Commercial Services & Supplies	3.7%
Building & Development	3.5%
Diversified Insurance	3.3%
Total	56.8%

Rating Distribution of Underlying Obligors[2,5]

Maturity Distribution of Underlying Obligors[2]

Please see footnote disclosures on page 3.

5

Financial Statements for the Six Months Ended
June 30, 2021 (Unaudited)

6

Eagle Point Income Company Inc.

Statement of Assets and Liabilities

As of June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $134,007,864)	$133,090,489
Interest receivable	1,962,321
Prepaid expenses	262,554
Cash	31,062
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	6,003
Total Assets	135,352,429

LIABILITIES
Borrowings under credit facility (less unamortized deferred financing costs of $14,276 (Note 8))	28,385,724
Management fee payable	399,845
Professional fees payable	133,428
Directors' fees payable	127,500
Administration fees payable	97,310
Interest expense on credit facility payable	79,419
Tax expense payable	4,520
Other expenses payable	2,083
Total Liabilities	29,229,829

COMMITMENTS AND CONTINGENCIES (Note 6)

NET ASSETS applicable to 6,107,214 shares of $0.001 par value common stock outstanding	$106,122,600

NET ASSETS consist of:
Paid-in capital (Note 5)	$119,187,602
Aggregate distributable earnings (losses)	(13,065,002)
Total Net Assets	$106,122,600
Net asset value per share of common stock	$17.38

See accompanying notes to the financial statements

7

Eagle Point Income Company Inc.
Schedule of Investments
As of June 30, 2021
(expressed in U.S. dollars)
(Unaudited)

Issuer (1)	Investment (2) (3)	Acquisition Date (4)	Principal Amount	Cost	Fair Value (5)	% of Net Assets
CLO Debt (6)
United States
AGL CLO I Ltd.	CLO Secured Note - Class E (7.29% due 10/20/32)	10/04/19	$3,000,000	$2,922,933	$3,003,300	2.83%
Ares XLV CLO Ltd.	CLO Secured Note - Class E (6.28% due 10/15/30)	05/30/19	800,000	787,716	786,160	0.74%
Barings CLO Ltd. 2018-IV	CLO Secured Note - Class E (6.00% due 10/15/30)	10/26/18	785,000	781,329	770,242	0.73%
Battalion CLO XII Ltd.	CLO Secured Note - Class E (6.25% due 05/17/31)	10/04/18	4,633,000	4,543,140	4,563,042	4.30%
Black Diamond CLO 2016-1, Ltd.	CLO Secured Note - Class D-R (5.78% due 04/26/31)	10/04/18	1,050,000	991,222	907,095	0.85%
Black Diamond CLO 2017-1, Ltd.	CLO Secured Note - Class D (6.78% due 04/24/29)	10/04/18	3,600,000	3,592,613	3,448,440	3.25%
Carlyle US CLO 2017-1, Ltd.	CLO Secured Note - Class D (6.19% due 04/20/31)	09/15/20	2,000,000	1,650,131	1,878,800	1.77%
Carlyle US CLO 2018-1, Ltd.	CLO Secured Note - Class D (5.94% due 04/20/31)	10/04/18	665,000	658,618	637,469	0.60%
Carlyle US CLO 2018-2, Ltd.	CLO Secured Note - Class D (5.43% due 10/15/31)	10/04/18	5,500,000	5,294,293	5,228,850	4.93%
Carlyle US CLO 2019-1, Ltd.	CLO Secured Note - Class D (6.89% due 04/20/31)	08/19/19	3,125,000	2,959,266	3,126,563	2.95%
CIFC Funding 2015-I, Ltd.	CLO Secured Note - Class E-RR (6.18% due 01/22/31)	10/04/18	2,600,000	2,562,520	2,554,240	2.41%
CIFC Funding 2018-II, Ltd.	CLO Secured Note - Class D (6.04% due 04/20/31)	10/04/18	1,025,000	1,006,716	1,011,163	0.95%
CIFC Funding 2018-IV, Ltd.	CLO Secured Note - Class E (7.89% due 10/17/31)	05/22/19	2,000,000	1,852,773	1,900,000	1.79%
CIFC Funding 2019-V, Ltd.	CLO Secured Note - Class D (7.02% due 10/15/32)	08/09/19	5,500,000	5,404,100	5,498,350	5.18%
CIFC Funding 2019-VI, Ltd.	CLO Secured Note - Class E (7.58% due 01/16/33)	12/02/19	3,050,000	2,967,496	3,065,860	2.89%
Cook Park CLO, Ltd.	CLO Secured Note - Class E (5.59% due 04/17/30)	10/04/18	1,000,000	985,006	961,900	0.91%
Dryden 37 Senior Loan Fund, Ltd.	CLO Secured Note - Class E-R (5.33% due 01/15/31)	10/04/18	500,000	484,419	472,900	0.45%
First Eagle BSL CLO 2019-1 Ltd.	CLO Secured Note - Class D (7.89% due 01/20/33)	12/17/19	5,000,000	4,786,068	4,982,000	4.69%
LCM XVIII, L.P.	CLO Secured Note - Class E-R (6.14% due 04/20/31)	10/04/18	600,000	598,478	558,900	0.53%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class D (5.19% due 04/20/30)	10/04/18	3,050,000	2,836,869	2,931,355	2.76%
Madison Park Funding XLII, Ltd.	CLO Secured Note - Class E (6.22% due 11/21/30)	08/15/19	1,500,000	1,438,050	1,478,250	1.39%
Marathon CLO IX, Ltd.	CLO Secured Note - Class D (6.23% due 04/15/29)	10/04/18	4,050,000	4,003,834	3,608,145	3.40%
Marathon CLO XIII, Ltd.	CLO Secured Note - Class D (7.16% due 04/15/32)	06/04/19	3,500,000	3,347,504	3,274,250	3.09%
MidOcean Credit CLO X	CLO Secured Note - Class E (7.61% due 10/23/32)	01/08/20	5,000,000	4,985,726	4,982,500	4.70%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class D (5.58% due 07/25/30)	10/04/18	1,200,000	1,178,121	1,153,920	1.09%
Octagon Investment Partners 38, Ltd.	CLO Secured Note - Class D (5.89% due 07/20/30)	10/04/18	3,300,000	3,240,174	3,189,120	3.01%
Octagon Investment Partners 39, Ltd.	CLO Secured Note - Class E (5.94% due 10/20/30)	10/24/18	1,550,000	1,492,955	1,527,525	1.44%
Octagon Investment Partners 41, Ltd.	CLO Secured Note - Class E (7.08% due 04/15/31)	07/18/19	5,012,500	4,964,927	5,015,006	4.73%
OZLM XXI, Ltd.	CLO Secured Note - Class D (5.73% due 01/20/31)	10/04/18	4,150,000	4,062,608	3,828,790	3.61%
Palmer Square CLO 2018-1, Ltd.	CLO Secured Note - Class D (5.34% due 04/18/31)	05/30/19	1,120,000	1,032,700	1,082,816	1.02%
Reese Park CLO, Ltd.	CLO Secured Note - Class E (6.15% due 10/15/32)	12/03/20	2,000,000	1,964,550	2,000,000	1.88%
Rockford Tower CLO 2018-2, Ltd.	CLO Secured Note - Class E (6.19% due 10/20/31)	10/04/18	4,275,000	4,178,485	4,135,208	3.90%
Rockford Tower CLO 2019-2, Ltd.	CLO Secured Note - Class E (6.21% due 08/20/32)	01/13/21	3,000,000	2,958,133	2,976,600	2.80%
Rockford Tower CLO 2020-1, Ltd.	CLO Secured Note - Class E (7.15% due 01/20/32)	12/04/20	1,600,000	1,574,414	1,604,640	1.51%
TICP CLO IX, Ltd.	CLO Secured Note - Class E (5.79% due 01/20/31)	08/22/19	2,500,000	2,345,725	2,471,500	2.33%
Venture 36 CLO, Limited	CLO Secured Note - Class E (7.11% due 04/20/32)	01/21/21	4,000,000	3,700,574	3,820,000	3.60%
Vibrant CLO VI, Ltd.	CLO Secured Note - Class E (5.88% due 06/20/29)	10/04/18	4,100,000	4,041,067	3,807,670	3.59%
Vibrant CLO VIII, Ltd.	CLO Secured Note - Class D (5.94% due 01/20/31)	10/04/18	1,750,000	1,704,264	1,591,625	1.50%
York CLO-2 Ltd.	CLO Secured Note - Class E-R (5.83% due 01/22/31)	05/16/19	1,605,000	1,521,720	1,557,813	1.47%
				101,401,237	101,392,007	95.57%
CLO Equity (7) (8)
United States
Ares XLIV CLO Ltd.	CLO Subordinated Note (effective yield of 15.24% due 04/15/34)	06/08/21	8,000,000	3,780,000	3,750,515	3.53%
Ares LVIII CLO Ltd.	CLO Subordinated Note (effective yield of 15.67% due 01/15/33)	06/17/21	4,000,000	3,550,000	3,547,234	3.34%
CIFC Funding 2019-VI, Ltd.	CLO Subordinated Note (effective yield of 16.88% due 01/16/33)	12/02/19	6,000,000	4,709,810	5,186,593	4.89%
Madison Park Funding XXXVII, Ltd.	CLO Subordinated Note (effective yield of 23.21% due 07/15/49)	03/11/20	4,000,000	2,847,282	3,633,542	3.42%
Marathon CLO XIII, Ltd.	CLO Subordinated Note (effective yield of 4.35% due 04/15/32)	06/04/19	5,300,000	4,323,103	2,929,538	2.76%
Octagon Investment Partners 37, Ltd.	CLO Subordinated Note (effective yield of 16.99% due 07/25/30)	01/31/20	6,000,000	4,432,388	4,470,939	4.21%
Octagon Investment Partners 43, Ltd.	CLO Income Note (effective yield of 14.07% due 10/25/32)	08/02/19	5,750,000	4,796,890	4,829,442	4.55%
Venture 37 CLO, Limited	CLO Subordinated Note (effective yield of 9.73% due 07/15/32)	05/21/19	5,200,000	4,167,154	3,350,679	3.16%
				32,606,627	31,698,482	29.86%

Total investments, at fair value as of June 30, 2021				$134,007,864	$133,090,489	125.43%

Other net assets above (below) fair value of investments					(26,967,889)

Net assets as of June 30, 2021					$106,122,600

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 8 "Revolving Credit Facility" for further discussion.
(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
(5)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(6)	CLO debt positions reflect the coupon rates as of June 30, 2021.
(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs. See Note 3 "Investments" for further discussion.
(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of June 30, 2021, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.14%.

See accompanying notes to the financial statements

8

Eagle Point Income Company Inc.

Statement of Operations

For the six months ended June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$5,188,971
Total Investment Income	5,188,971

EXPENSES
Management fee	786,202
Professional fees	244,514
Interest expense on credit facility	231,083
Administration fees	229,678
Directors' fees	127,500
Amortization of deferred financing costs	29,537
Tax expense	26,250
Other expenses	161,153
Total Expenses	1,835,917

NET INVESTMENT INCOME	3,353,054

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	302,904
Net change in unrealized appreciation (depreciation) on investments	2,357,312
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,660,216

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,013,270

See accompanying notes to the financial statements

9

Eagle Point Income Company Inc.

Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	three months ended	six months ended
	June 30, 2021	March 31, 2021	June 30, 2021
INVESTMENT INCOME
Interest income	$2,601,248	$2,587,723	$5,188,971
Total Investment Income	2,601,248	2,587,723	5,188,971

EXPENSES
Management fee	399,844	386,358	786,202
Professional fees	79,661	164,853	244,514
Interest expense on credit facility	117,068	114,015	231,083
Administration fees	97,310	132,368	229,678
Directors' fees	63,750	63,750	127,500
Amortization of deferred financing costs	14,769	14,768	29,537
Tax expense	12,500	13,750	26,250
Other expenses	91,941	69,212	161,153
Total Expenses	876,843	959,074	1,835,917

NET INVESTMENT INCOME	1,724,405	1,628,649	3,353,054

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	3,353	299,551	302,904
Net change in unrealized appreciation (depreciation) on investments	2,728,677	(371,365)	2,357,312
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,732,030	(71,814)	2,660,216

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,456,435	$1,556,835	$6,013,270

Note: The above Statements of Operations represents the three months ended June 30, 2021, the three months ended March 31, 2021, and the six months ended June 30, 2021 and has been provided as supplemental information to the financial statements.

See accompanying notes to the financial statements

10

Eagle Point Income Company Inc.

Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	six months ended	six months ended
	June 30, 2021	June 30, 2020
INVESTMENT INCOME
Interest income	$5,188,971	$6,237,486
Total Investment Income	5,188,971	6,237,486

EXPENSES
Management fee	786,202	629,928
Professional fees	244,514	443,428
Interest expense on credit facility	231,083	330,712
Administration fees	229,678	233,000
Directors' fees	127,500	127,500
Amortization of deferred financing costs	29,537	29,536
Tax expense ⁽¹⁾	26,250	(4,013)
Other expenses	161,153	141,766
Total Expenses	1,835,917	1,931,857

NET INVESTMENT INCOME	3,353,054	4,305,629

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	302,904	(14,600,645)
Net change in unrealized appreciation (depreciation) on investments	2,357,312	(16,809,332)
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,660,216	(31,409,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,013,270	$(27,104,348)

(1)	Tax expense for the six months ended June 30, 2020 consists of $30,000 of estimated Delaware franchise tax for the 2020 tax year and an offsetting credit of $34,013 for the Delaware franchise tax related to the 2019 tax year.

See accompanying notes to the financial statements

11

Eagle Point Income Company Inc.

Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the three	For the
	months ended	year ended
	June 30, 2021	December 31, 2020
Net increase (decrease) in net assets resulting from operations:
Net investment income	$3,353,054	$7,718,632
Net realized gain (loss) on investments	302,904	(14,526,733)
Net change in unrealized appreciation (depreciation) on investments	2,357,312	1,760,424
Total net increase (decrease) in net assets resulting from operations	6,013,270	(5,047,677)

Common stock distributions paid to stockholders:
Total earnings distributed	(3,022,762)	(7,997,030)
Common stock distributions from tax return of capital	-	(1,106,093)
Total common stock distributions paid to stockholders	(3,022,762)	(9,103,123)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	-	862,553
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	11,956	-
Total capital share transactions	11,956	862,553

Total increase (decrease) in net assets	3,002,464	(13,288,247)
Net assets at beginning of period	103,120,136	116,408,383
Net assets at end of period	$106,122,600	$103,120,136

Capital share activity:
Shares of common stock issued pursuant to the Company's "at the market" program	-	88,185
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	756	-
Total increase (decrease) in capital share activity	756	88,185

See accompanying notes to the financial statements

12

Eagle Point Income Company Inc.

Statement of Cash Flows

 For the six months ended June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$6,013,270

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(24,720,904)
Proceeds from sales of investments and repayments of principal ⁽¹⁾	10,798,917
Payment-in-kind interest	74,415
Net realized (gain) loss on investments	(302,904)
Net change in unrealized (appreciation) depreciation on investments	(2,357,312)
Net amortization (accretion) of premiums or discounts on CLO debt securities	(155,783)
Amortization of deferred financing costs	29,537
Changes in assets and liabilities:
Interest receivable	(57,059)
Prepaid expenses	59,379
Management fee payable	57,454
Professional fees payable	(10,044)
Administration fees payable	(4,993)
Interest expense on credit facility payable	7,948
Tax expense payable	(12,200)
Other assets	6,447
Net cash provided by (used in) operating activities	(10,573,833)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	22,090,000
Repayments under credit facility	(8,505,000)
Common stock distributions paid to stockholders	(3,022,762)
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	5,953
Net cash provided by (used in) financing activities	10,568,191

NET INCREASE (DECREASE) IN CASH	(5,642)

CASH, BEGINNING OF PERIOD	36,704

CASH, END OF PERIOD	$31,062

Supplemental disclosures:
Cash paid for franchise taxes	$38,450

⁽¹⁾ Proceeds from sales or maturity of investments includes $839,005 of return of capital on portfolio investments from recurring cash flows.

See accompanying notes to the financial statements

13

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 25% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company. Cavello Bay is a subsidiary of Enstar Group Limited, or “Enstar.”

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

See Note 5 “Common Stock” for further discussion relating to the Conversion and IPO.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

14

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific

15

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities

In certain circumstances interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40 Beneficial Interests in Securitized Financial Assets requires investment income from CLO equity investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Interest Expense

Interest expense includes the amounts due under the Credit Facility (as defined in Note 8 “Revolving Credit Facility”) in relation to the outstanding borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. Please refer to Note 8 “Revolving Credit Facility” for further discussion on the interest expense.

16

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of June 30, 2021.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital for each transaction pro-rata based on gross proceeds relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Credit Facility. Deferred financing costs are capitalized and amortized over the term of the Credit Facility, and are reflected in borrowings under the credit facility on the Statement of Asset and Liabilities. Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

17

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

As of June 30, 2021, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$131,864,167

Gross unrealized appreciation	$4,141,498
Gross unrealized depreciation	(2,915,175)
Net unrealized appreciation	$1,226,323

For the six months ended June 30, 2021, the Company incurred $25,000 in Delaware franchise tax expense related to the 2021 tax year end, and $1,250 related to Delaware franchise tax expense related to the 2020 tax year end.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the six months ended June 30, 2021, the Company declared and paid monthly common distributions on common stock of $3,022,762 or approximately $0.50 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2021:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$101,392,007	$-	$101,392,007
CLO Equity	-	-	31,698,482	31,698,482

Total Investments, at Fair Value	$-	$101,392,007	$31,698,482	$133,090,489

18

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

The changes in investments classified as Level III are as follows for the six months ended June 30, 2021:

Change in Investments Classified as Level III
CLO Equity
Beginning Balance at January 1, 2021	$22,048,903

Purchases of investments	10,317,875

Proceeds from sales or maturity of investments (1)	(839,005)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	170,709

Balance as of June 30, 2021 (2)	$31,698,482

Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2021	$170,709

(1)	Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

(2)	There were no transfers into or out of Level III during the period.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of June 30, 2021. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2021. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

19

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of June 30, 2021	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average (1)
CLO Equity	$31,698,482	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 2.72%
			Annual Prepayment Rate (3)	25% / 25%
			Reinvestment Spread	3.48% - 3.77% / 3.58%
			Reinvestment Price	99.50% / 99.50%
			Recovery Rate	69.49% - 69.99% / 69.86%
			Expected Yield	14.00% - 19.31% / 15.65%

(1)	Weighted average calculations are based on the fair value of investments.
(2)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3)	0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

While vaccination programs have helped to curtail the spread of COVID-19 in certain countries and regions, the pandemic’s trajectory will depend on the speed and scale of vaccine distribution and the vaccines’ efficacy in

20

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

preventing transmission of new variants of the coronavirus. Accordingly, it is impossible to know how long the impact of the COVID-19 pandemic will, last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, these measures are not indefinite and there can be no assurance that they will be adequate. Furthermore, it is possible that they are causing, or will in the future cause, market distortions or other indirect consequences which could have an adverse impact on the Company.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed, and may continue to impose, severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients choose to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

Following the onset of the pandemic, certain CLOs held by the Company experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO junior debt and equity

21

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants.

Loans held by CLO issuers and other issuers in which the Company may invest may reference LIBOR, and the termination of LIBOR presents risks to such issuers and, indirectly, the Company. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and

22

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, interest rates in the United States are near historic lows due to the U.S. Federal Reserve’s lowering of certain interest rates as part of its efforts to ease the economic effects of the COVID-19 pandemic. These historically low interest rate levels magnify the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the Credit Facility, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLO junior debt and equity securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or

23

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the six months ended June 30, 2021, the Company was charged a management fee of $786,202, of which $399,845 was payable as of June 30, 2021.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion

24

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2021, the Company was charged a total of $229,678 in administration fees consisting of $174,816 and $54,862, relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations, and of which $97,310 was payable as of June 30, 2021 and reflected on the Statement of Assets and Liabilities.

Affiliated Ownership

As of June 30, 2021, the Adviser and its affiliates and senior investment team held an aggregate of 0.80% of the Company’s common stock. In addition, an affiliate of Enstar holds an indirect non-controlling ownership interest in the Adviser. As of June 30, 2021, subsidiaries of Enstar, including Cavello Bay, held an aggregate of 61.6% of the Company’s common stock.

5.	COMMON STOCK

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Members of EP Income Company LLC became stockholders of Eagle Point Income Company Inc. and were issued an aggregate of 3,769,596 shares of common stock, par value of $0.001 per share.

In May 2019, the Company issued 886,563 shares of common stock pursuant to a private placement at an average net price per share to the Company of $20.11, which represented the applicable NAV per share of common stock. Of such average net price per share of common stock, $19.10 per share was paid by investors participating in the private placement and $1.01 per share was contributed to the Company by an affiliate of the Adviser. As a result, the Company received total net proceeds of $17,832,932 in connection with the private placement, $897,481 of which was contributed by an affiliate of the Adviser.

On July 23, 2019, the Company priced its IPO and sold an additional 1,200,000 shares of common stock at a public offering price of $19.89 per share, resulting in gross proceeds to the Company of $23,868,000. In addition, the underwriters partially exercised the overallotment option granted to them in connection with the IPO and purchased 162,114 shares, resulting in additional gross proceeds of $3,224,447. The Adviser and its affiliates paid the full amount of the sales load of $1.3 million or approximately $1.00 per share of common stock issued in the offering (excluding shares sold to the Company’s board of directors, the Adviser, its affiliates, and employees of the Adviser and its affiliates). As the sales load was paid solely by the Adviser and its affiliates, the sales load did not reduce the NAV per share of the Company’s common stock. The Company reimbursed $750,000 or $0.1246 per share of common stock to the Adviser and its affiliates in offering costs incurred prior to or in connection with the IPO. This cost was borne by all common stockholders as a charge to paid-in capital. The Company utilized the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On July 24, 2019, the Company’s shares began trading on the NYSE under the symbol “EIC”.

On November 22, 2019 the Company launched an ATM offering to sell up to $14,500,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 22, 2019 and additional

25

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

supplements thereafter. The offering expired on May 29, 2020.

On May 29, 2020, the Company filed a new shelf registration statement with 150,000,000 shares of common stock authorized, of which 6,100,248 shares were issued and outstanding at the time of filing.

On June 1, 2020 the Company launched a new ATM offering to sell up to $7,500,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter.

As of June 30, 2021, there were 150,000,000 shares of common stock authorized, of which 6,107,214 shares were issued and outstanding.

6.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2021, the Company had no unfunded commitments.

7.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

Consistent with the ability to utilize leverage, on September 27, 2019, the Company entered into a senior secured revolving credit facility (the “Credit Facility”) with Société Générale. Pursuant to the terms of the Credit Facility, the Company can borrow up to an aggregate principal balance of $30,000,000 (the “Commitment Amount”). Such borrowings under the Credit Facility bear interest at 3 month LIBOR plus a spread. The Company is required to pay a commitment fee of 0.25% on the unused amount, which is subject to change based on the terms of the Credit Facility.

For the six months ended June 30, 2021, the Company had an average outstanding borrowing and average interest rate of $19,106,989 and 1.86%, respectively. The interest expense for the six months ended June 30, 2021 on the Credit Facility was $231,083, inclusive of the commitment fee, and is recorded on the Statement of Operations. As of June 30, 2021, the current outstanding borrowing amount was $28,400,000, which is presented net of unamortized deferred financing costs of $14,276 on the Statement of Assets and Liabilities.

The Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of

26

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

the Credit Facility or (ii) the scheduled maturity date of September 27, 2021.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Credit Facility.

9.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as preferred stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks. With respect to senior securities representing indebtedness, such as the Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage.

As of June 30, 2021, the Company’s asset coverage of senior securities representing indebtedness was 474%, which is above the minimum requirement of 300%. Asset coverage is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

10.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. ASU 2020-08 is an update of Accounting Standards Update No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The Company has fully adopted the provisions of ASU 2020-08, which did not have a significant impact on the financial statements and related disclosures of the Company.

11.	SUBSEQUENT EVENTS

On July 30, 2021 the Company paid an aggregate distribution of $549,649 or $0.09 per share to holders of record on July 12, 2021. The Company previously declared two separate distributions of $0.09 per share on its common stock. The distributions are payable on each of August 31, 2021 and September 30, 2021 to holders of record as of August 11, 2021 and September 10, 2021, respectively.

On August 10, 2021 the Company declared three separate distributions of $0.12 per share on its common stock. The distributions are payable on each of October 29, 2021, November 30, 2021 and December 31, 2021 to holders of record as of October 12, 2021, November 10, 2021 and December 13, 2021, respectively.

27

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2021

(Unaudited)

As of August 17, 2021, the aggregate outstanding principal amount borrowed by the Company from the Credit Facility was $26,750,000.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of July 31, 2021 was $17.44 to $17.48.

On August 10, 2021 the Company’s Board of Directors approved an increase in the percentage of the Company’s total assets which may be invested in CLO equity securities. Effective immediately, the Company may invest up to 35% of total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

28

Eagle Point Income Company Inc.
Financial Highlights
(Unaudited)

Per Share Data	For the six months ended June 30, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the period from October 16, 2018 to December 31, 2018
Net asset value, beginning of period	$16.89	$19.34	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1)	0.55	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	-	-	0.08	0.05
Expenses reimbursed by the Adviser (1)	-	-	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	-	-	0.03	-
Net investment income	0.55	1.27	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (2)	0.43	(2.21)	0.70	(1.72)

Net income (loss) and net increase (decrease) in net assets resulting from operations	0.98	(0.94)	2.02	(1.37)

Common stock distributions from net investment income (3)	(0.50)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments (3)	-	-	-	-
Common stock distributions from tax return of capital (3)	-	(0.18)	-	-
Total common stock distributions declared to stockholders (3)	(0.50)	(1.50)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact	0.01	-	(0.15)	-
Total common stock distributions	(0.49)	(1.50)	(0.84)	(0.35)

Effect of shares issued (4)	-	-	(0.19)
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (4)	-	(0.01)
Effect of offering expenses associated with shares issued (5)	-	-	(0.12)
Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	-	-
Effect of paid-in capital contribution (6)	-	-	0.19
Net effect of shares issued	-	(0.01)	(0.12)	-

Net asset value at end of period	$17.38	$16.89	$19.34	$18.28
Per share market value at beginning of period (7)	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$16.18	$14.41	$18.76	N/A

Total return, based on market value (8)	15.94%	(14.07)%	(2.27)%	N/A
Total return, based on net asset value (9)	5.83%	(4.91)%	9.56%	(6.85)%

Shares of common stock outstanding at end of period	6,107,214	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$106,122,600	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (10) (12)	6.37%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (10) (11) (12)	3.49%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (10) (11) (12)	N/A	N/A	1.89%	0.00%
Portfolio turnover rate (13)	8.72%	29.14%	11.42%	2.35%

Credit Facility:
Principal amount outstanding at end of period	$28,400,000	$14,815,000	$13,743,000	$-
Asset coverage per $1,000 at end of period (14)	$4,736.71	$7,960.52	$9,470.38	$-

29

Eagle Point Income Company Inc.
Financial Highlights
(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of the period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(4)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.
(5)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO. Please refer to Note 5 “Common Stock” for further discussion relating to the Company’s reimbursement of offering expenses.
(6)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019. Please refer to Note 5 “Common Stock” for further discussion relating to the contribution made by an affiliate of the Adviser.
(7)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.
(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load. Total return for the period ended June 30, 2021 is not annualized.
(9)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.
(10)	Ratios for the six months ended June 30, 2021 and for the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.
(11)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.
(12)	Ratios for the six months ended June 30, 2021, the year ended December 31, 2020 and for the year ended December 31, 2019 include interest expense on the credit facility of 0.44%, 0.60% and 0.04% of average net assets, respectively. Ratios for the year ended December 31, 2019 include excise tax expense of 0.10% of average net assets.
(13)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period. The portfolio turnover rate for the six months ended June 30, 2021 is not annualized.
(14)	The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

30

Eagle Point Income Company Inc.
Financial Highlights
(Unaudited)

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

Per Unit Data	For the period from October 4, 2018 (Commencement of Operations) to October 15, 2018

Net asset value at beginning of period	$1,000.00

Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20

Net asset value at end of period	$1,003.20

Total return (1)	0.32%

Ratios and Supplemental Data:

Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

31

Eagle Point Income Company Inc.

Supplemental Information

(Unaudited)

Senior Securities Table

Table Information about the Company’s senior securities shown in the following table has been derived from the Company’s financial statements as of and for the dates noted.

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Asset Coverage per $1,000 of Principal Amount (1)
June 30, 2021	Credit Facility (Société Générale)	$28,400,000	$4,736.71
December 31, 2020	Credit Facility (Société Générale)	$14,815,000	$7,960.52
December 31, 2019	Credit Facility (Société Générale)	$13,743,000	$9,470.38

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities (i.e., total borrowings under the Credit Facility), in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

Asset Coverage

All references in the Company’s prospectus to the interpretations and guidance of the SEC and its staff regarding asset segregation and cover practices and to the SEC’s proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies, including under the headings “Risk Factors—Risks Relating to Our Business and Structure—We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest—Derivative Investments,” “Regulation as a Closed-End Management Investment Company—General—Asset Segregation and Coverage” and “Additional Investments and Techniques—Short Sales,” are supplemented and replaced with the following.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 in effect rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover practices with respect to such transactions.

Rule 18f-4 permits the Company to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if the Company complies with certain value-at-risk (“VaR”) leverage limits and derivatives risk management program and board oversight and reporting requirements or complies with a “limited derivatives users” exception. The Company has elected to rely on the limited derivatives users exception. The Company may change this election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, the Company has adopted and implemented written policies and procedures reasonably designed to manage the Company’s derivatives risk and limit its derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits the Company to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if the Company aggregates the amount of indebtedness associated with its reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Company’s asset coverage ratios as discussed above or treats all such transactions as derivatives transactions for all purposes under Rule 18f-4.

In connection with the Company’s election to rely on Rule 18f-4, the Company will no longer consider the guidance of the SEC and its staff regarding asset segregation and cover practices in determining how the Company will comply with Section 18 with respect to the Company’s use of derivatives and the other transactions that Rule 18f-4 addresses.

32

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the amended DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer & Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share of common stock on the payment date, provided that if 95% of the closing market price per share of common stock on the payment date is below the Company’s last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the closing market price per share.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the

33

holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

34

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Credit Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Directors[2]
Thomas P. Majewski Age: 46	Class III Director, Chief Executive Officer, and Chairperson of the Board	Since inception; Term expires 2023	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012. Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014.	Eagle Point Credit Company Inc.

James R. Matthews Age: 54	Class II Director	Since inception; Term expires 2022	Principal of Stone Point Capital LLC since October 2011.	Eagle Point Credit Company Inc.
Independent Directors
Scott W. Appleby Age: 56	Class I Director	Since inception; Term expires 2024	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Credit Company Inc.
Kevin F. McDonald Age: 55	Class III Director	Since inception; Term expires 2023

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.

Eagle Point Credit Company Inc.

35

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Paul E. Tramontano Age: 59	Class II Director	Since inception; Term expires 2022	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015.	Eagle Point Credit Company Inc.
Jeffrey L. Weiss Age: 60	Class I Director	Since inception; Term expires 2024	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position as our Chief Executive Officer and his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Credit Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointincome.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 53	Chief Financial Officer and Chief Operating Officer	Since inception

Chief Financial Officer of Eagle Point Credit Company Inc. since July 2014 and Chief Operating Officer of Eagle Point Credit Company Inc. since November 2014; Chief Financial Officer of the Adviser since October 2018 and Eagle Point Credit Management since July 2014; Chief Operating Officer of the Adviser since October 2018 and Eagle Point Credit Management since August 2014.

Nauman S. Malik Age: 41	Chief Compliance Officer	Since inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015; General Counsel of the Adviser since October 2018 and Eagle Point Credit Management since June 2015; Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management from September 2015 to March 2020.

Courtney B. Fandrick Age: 39	Secretary	Since inception

Chief Compliance Officer of the Adviser and Eagle Point Credit Management since April 2020; Secretary of Eagle Point Credit Company Inc. since August 2015; Deputy Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management from December 2014 to March 2020.

[1]	The business address of each of our officers is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

36

Director and Officer Compensation

Our independent directors received compensation from the Company in the amounts set forth in the following table during the six months ended June 30, 2021.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$32,500
Kevin F. McDonald	$30,000
Paul E. Tramontano	$30,000
Jeffrey L. Weiss	$35,000
TOTAL	$127,500	*

*	Includes amounts that were payable to directors as of June 30, 2021 in respect of the six-month period ended June 30, 2021. Such amounts were paid in the immediately following fiscal period.

[1]	For a discussion of the independent directors’ compensation, see below.

[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $60,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently approved by the Board in May 2021.

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 13, 2021, the stockholders of the Company voted to re-elect two Class I directors to serve until the Company’s 2024 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Scott W. Appleby	4,820,075	4,613	0
Jeffrey L. Weiss	4,820,075	4,613	0

37

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class II or Class III director and was not up for re-election at the Annual Meeting: James R. Matthews, Paul E. Tramontano, Thomas P. Majewski and Kevin F. McDonald.

Investment Advisory Agreement

At a meeting held on May 13, 2021, the Board, including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and the Adviser for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies, certain other accounts advised by an affiliate of the Adviser, and a relevant market index; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliate; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies, and another account advised by the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement and the services provided to the Company by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the staff and personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.

The Board also evaluated the Adviser’s shared personnel/services arrangement with its affiliate, Eagle Point Credit Management LLC, and the ability of the Adviser and its affiliate to attract and retain high-caliber professional personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliate’s compensation program, which is designed to align personnel interests with the long-term success of clients, including the Company.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability and investment and risk management programs, the legal and compliance programs of the Adviser, and the Company’s use of leverage and different levels of leverage used during the various periods considered, the form of leverage used by the Company, the effect of such leverage on the Company’s portfolio, profitability and performance, and the forms and levels of leverage used by the Company’s peers.

The Board then reviewed and considered the Company’s performance results in terms of both (1) total return on a net asset value basis (i.e. book basis) during (a) the period from the Company’s registration as an investment company through December 31, 2018, (b) the 2019 calendar year, (c) the 2020 calendar year, (d) the first quarter of 2021, and (e) the period from the Company’s registration as an investment company through a recent date and (2) total return to common stockholders (assuming reinvestment of dividends) during (a) the period from the Company’s initial public offering through December 31, 2019, (b)

38

the 2020 calendar year, (c) the first quarter of 2021, and (d) the period from the Company’s initial public offering through a recent date, and considered such performance in light of the Company’s investment objective, strategies and risks.

The Board also considered and discussed at length these results in comparison to the performance results for similar periods of (1) a composite of separate accounts that an affiliate of the Adviser manages for certain other clients that pursue an investment strategy which is similar to that of the Company, (2) two closed-end funds managed by third-party advisers that allocate a significant portion of their capital to CLO debt and equity securities and other related securities (“Peer Funds”), and (3) an index of CLO debt securities deemed relevant by the Adviser (“CLO Debt Index”). The Board considered the Adviser’s representation that there were meaningful differences between the portfolios of such Peer Funds and the accounts and the portfolio of the Company and thus the Peer Funds and the accounts provided an imperfect basis for comparison. The Board also considered the limitations inherent in comparing the Company’s performance to that of the CLO Debt Index. The Board also discussed and considered the Company’s recent performance in light of recent and current market conditions.

In addition, the Board considered information on steps that the Adviser and its affiliates had taken to address market disruptions and operational challenges caused by the ongoing COVID-19 pandemic and discussed the impact of those steps and subsequent developments on the Company’s and the Adviser’s ongoing operations.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rate payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company. Additionally, the Board received and considered information comparing the advisory fee rate and total expense ratio of the Company with those of the Peer Funds and the advisory fee rate of a separate account managed by the Adviser (“Comparable Account”).

The Board noted that the Company’s base management fee rate and total expense ratio were lower than those of one Peer Fund and higher than those of the other Peer Fund.

The Board also noted that there were certain differences among the fee structures of the Company and the Comparable Account. The Board noted that while the Company’s advisory fee rate was higher than that of the Comparable Account, the Comparable Account is subject to an annual performance fee. The Board noted the Adviser’s explanation that such incentive fees could result in the Comparable Account having a higher effective aggregate fee rate than the Company in certain circumstances and a lower effective aggregate fee rate under other circumstances. The Board also considered that the different fee structures are driven by investor expectations for different account structures and regulatory and tax restrictions on and additional costs related to management of the Company as a publicly-traded registered fund.

The Directors also considered that the Company had used leverage during the period and that the use of leverage has the impact of increasing the management fee rate paid by the Company as a percent of net assets because the Company’s management fees are based on total assets, including assets attributable to leverage (less certain accrued liabilities), and therefore may create a conflict of interest.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that, given (1) the complexity and time required to manage and monitor the types of CLO securities in which the Company invests and (2) the resource-intensive

39

nature of acquiring and disposing of certain of the Company’s investments in the primary markets (particularly with respect to CLO equity investments), growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Company’s portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on May 29, 2020 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2021 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing to be made with the SEC prior to August 31, 2021, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointincome.com.

Tax Information

For the six months ended June 30, 2021, the Company recorded distributions on our common stock equal to $0.495 per share or $3.0 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

40

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

*                                   *                                   *

41

End of Semiannual Report. Back Cover Follows.

EAGLE POINT
INCOME COMPANY

Investment Adviser

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

© 2021 by Eagle Point Income Company Inc. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the six months ended June 30, 2021.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	August 17, 2021

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	August 17, 2021